Exhibit 8.1

Summary of investment holdings according to §313 (2) HGB, consolidated financial statements of Deutsche Telekom AG as of December 31, 2008

Seq.No.	Name and place of business

1. Included companies
1.	"T-Online.at" Internet Service GmbH, Vienna
2.	Accumio Finance Services GmbH, Heidelberg
3.	ActiveBilling GmbH & Co. KG, Bonn
4.	Atrada Trading Network AG, Nuremberg
5.	AutoScout24 AS GmbH, Vienna
6.	AutoScout24 Belgium S.A., Brussels
7.	AutoScout24 Espana S.A., Madrid
8.	AutoScout24 France SAS, Trappes
9.	AutoScout24 GmbH, Munich
10.	AutoScout24 Italia S.R.L., Padua
11.	AutoScout24 Nederland B.V., Amsterdam
12.	Axelero Kft., Budapest
13.	BERCOS Gesellschaft für Kommunikationstechniken mbH, Bonn
14.	CAP Customer Advantage Program GmbH, Cologne
15.	CMobil B.V., Amsterdam
16.	COM Computer Handels- und Werbegesellschaft mbH, Feldkirchen
17.	Combridge S.R.L., Sfântu Gheorghe
18.	Compargo Kft., Budapest
19.	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue
20.	Cook Inlet/VS GSM VII PCS Holding, LLC, Bellevue
21.	Cook Inlet/VS GSM VII PCS L.L.C., Bellevue
22.	Crnogorski Telekom a.d. Podgorica, Podgorica
23.	DFMG Deutsche Funkturm GmbH, Münster
24.	DFMG Holding GmbH, Bonn
25.	Dataplex Infokommunikációs Infrastruktúra Szolgáltató és Ingatlanhasznosító Korlátolt FelelQsségq Társaság, Szentendre
26.	DeTeAssekuranz - Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH, Monheim
27.	DeTeFleetServices GmbH, Bonn
28.	DeTeMedien, Deutsche Telekom Medien GmbH, Frankfurt/Main
29.	Detecon (Schweiz) AG, Zurich
30.	Detecon Asia-Pacific Ltd., Bangkok
31.	Detecon International GmbH, Bonn
32.	Detecon, Inc., Reston, VA
33.	Deutsche Telekom Accounting GmbH, Bonn
34.	Deutsche Telekom BK-Holding GmbH, Bonn
35.	Deutsche Telekom International Finance B.V., Amsterdam
36.	Deutsche Telekom Kundenservice GmbH, Bonn
37.	Deutsche Telekom Netzproduktion GmbH, Bonn
38.	Deutsche Telekom Technischer Service GmbH, Bonn
39.	Deutsche Telekom Training GmbH, Bonn
40.	Deutsche Telekom Venture Funds GmbH, Bonn
41.	Dél-Vonal Informatikaj Fejlesztö és Szolgáltató Kft., Kiskunhalas
42.	EURACCOUNT Kft., Budapest
43.	Elso Pesti Telefontársaság NyRt., Budapest
44.	Erste DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Heusenstamm
45.	FinanceScout24 AG, Munich
46.	FriendScout24 GmbH, Munich
47.	GMG Generalmietgesellschaft mbH, Münster
48.	HOLDCO Sp.z o. o., Warsaw
49.	HT - Hrvatske telekomunikacije d.d., Zagreb
50.	I.T.E.N.O.S. International Telecom Network Operation Services GmbH, Bonn
51.	IQSYS Informatikai és Tanácsadó Zártkörüen Müködö Részvénytársaságként, Budapest
52.	IT Services Hungary Szolgáltató Kft., Budapest
53.	Immobilien Scout GmbH, Berlin
54.	Infovan (Proprietary) Limited, Midrand
55.	Institute of Next Generation Networks, Zilina
56.	Interactive Media CCSP GmbH, Darmstadt
57.	Internet Crna Gora D.O.O. , Podgorica
58.	Investel Magyar Távközlési Befektetési ZRt., Budapest
59.	Iskon Internet d.d., Zagreb
60.	JobScout24 GmbH, Munich
61.	JobScout24 International Holding AG, Baar
62.	KFKI-LNX Rendszerintegrációs Zártkörüen Müködö Részvénytársaság, Budapest
63.	Kitchen Budapest Kft., Budapest
64.	M Factory Kommunikációs Zártkörqen Müködö Részvenytársaság, Budapest
65.	Magyar Telekom Távközlési Nyilvánosan Müködö Részvénytársaság (Magyar Telekom Telecommunications Public Limited Company) [ehem. MATAV], Budapest
66.	MagyarCom Holding GmbH, Bonn
67.	Makedonski Telekomunikacii A.D., Skopje
68.	Matáv Kft, Budapest
69.	Matávkábel TV Kft., Budapest
70.	Mindentudás Egyeteme KHT, Budapest
71.	Novatel EOOD , Sofia
72.	Novatel Ukraine Ltd., Kiev
73.	ORBIT Gesellschaft für Applikations- und Informationssysteme mbH, Bonn
74.	Omnipoint Communications, Inc., Bellevue
75.	Omnipoint Facilities Network 2, LLC, Bellevue
76.	Omnipoint Facilities Network I, LLC, Bellevue
77.	Omnipoint NY MTA License, LLC, Bellevue
78.	OnPay Limited, Hatfield
79.	One 2 One Personal Communications Ltd., Hatfield
80.	One2One Limited, Hatfield
81.	Online Netherlands B.V., Amsterdam
82.	Orbitel A.D., Sofia
83.	PASM Power and Air Condition Solution Management GmbH & Co. KG, Munich
84.	PTC International Finance (Holding) B.V., Amsterdam
85.	PTC International Finance II S.A., Luxembourg
86.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw
87.	Polpager Sp.z o.o., Warsaw
88.	Powertel Memphis Licenses, Inc., Bellevue
89.	Powertel/Memphis, Inc., Bellevue
90.	Pro-M Zrt, Budapest
91.	Qingdao DETECON Consulting Co. Ltd., Peking
92.	SAF Forderungsmanagement GmbH, Heidelberg
93.	SCS Personalberatung GmbH, Düsseldorf
94.	SafeCom ZRt., Budapest
95.	Scout24 AG, Baar
96.	Scout24 GmbH, Munich
97.	Scout24 Holding GmbH, Munich
98.	Scout24 International Management AG, Baar
99.	Scout24 Schweiz AG, Flamatt
100.	Scout24 Schweiz Holding AG, Wünnewil-Flamatt
101.	Scout24 Service GmbH, Darmstadt
102.	Slovak Telekom, a.s., Bratislava
103.	Software Daten Service Gesellschaft m.b.H., Vienna
104.	Soluciones y Proyectos Consulting, S.L., Barcelona
105.	Stonebridge Communication A.D., Skopje
106.	SunCom Wireless Holdings Inc., Bellevue
107.	SunCom Wireless International LLC, Bellevue
108.	SunCom Wireless Investment Co., LLC, Bellevue
109.	SunCom Wireless License Co, LLC, Bellevue
110.	SunCom Wireless Management Co, Inc, Bellevue
111.	SunCom Wireless Operating Co, LLC, Bellevue
112.	SunCom Wireless Property Co, LLC, Bellevue
113.	SunCom Wireless Puerto Rico License Co LLC , San Juan
114.	SunCom Wireless Puerto Rico Property Company LLC, San Juan
115.	SunCom Wireless, Inc., Bellevue
116.	T-Kábel Magyarország Kft., Budapest
117.	T-Mobile (UK) Limited, Hatfield
118.	T-Mobile (UK) Pension Trustee Limited, Hatfield
119.	T-Mobile - Mobile Consumer Services Limited, Hatfield
120.	T-Mobile Austria GmbH, Vienna
121.	T-Mobile Austria Holding GmbH, Vienna
122.	T-Mobile Central LLC, Bellevue
123.	T-Mobile Crna Gora d.o.o. Podgorica, Podgorica
124.	T-Mobile Czech Republic a.s., Prague
125.	T-Mobile Deutschland GmbH, Bonn
126.	T-Mobile Global Holding GmbH, Bonn
127.	T-Mobile Global Holding Nr. 2 GmbH, Bonn
128.	T-Mobile Holdings Limited, Hatfield
129.	T-Mobile HotSpot GmbH, Bonn
130.	T-Mobile Hrvatska d.o.o., Zagreb
131.	T-Mobile International AG, Bonn
132.	T-Mobile International Austria GmbH, Vienna
133.	T-Mobile International Limited, Hatfield
134.	T-Mobile International UK Ltd., Hatfield
135.	T-Mobile License LLC, Bellevue
136.	T-Mobile Ltd., Hatfield
137.	T-Mobile Macedonia A.D. Skopje, Skopje
138.	T-Mobile Netherlands B.V., Den Haag
139.	T-Mobile Netherlands Holding B.V., Den Haag
140.	T-Mobile Netherlands Klantenservice B.V., Den Haag
141.	T-Mobile Netherlands Retail B.V. , Den Haag
142.	T-Mobile No. 1 Limited, Hatfield
143.	T-Mobile No. 2 Limited, Hatfield
144.	T-Mobile No. 4 Limited, Hatfield
145.	T-Mobile No. 5 Limited, Hatfield
146.	T-Mobile Northeast LLC, Bellevue
147.	T-Mobile Online Limited, Hatfield
148.	T-Mobile PCS Holdings, LLC, Bellevue
149.	T-Mobile Poland Holding Nr. 1 B.V., Eindhoven
150.	T-Mobile Puerto Rico LLC , Bellevue
151.	T-Mobile Puerto Rico Subsidiary 1, LLC, Bellevue
152.	T-Mobile Resources Corporation, Bellevue
153.	T-Mobile Retail Limited, Hatfield
154.	T-Mobile Slovensko, a.s., Bratislava
155.	T-Mobile South LLC, Bellevue
156.	T-Mobile Subsidiary IV Corporation, Bellevue
157.	T-Mobile Subsidiary V Corporation, Bellevue
158.	T-Mobile USA, Inc., Bellevue
159.	T-Mobile United Kingdom Ltd., Hatfield
160.	T-Mobile West Corporation, Bellevue
161.	T-Mobile Worldwide Holding GmbH, Bonn
162.	T-Motion Ltd., Hatfield
163.	T-Online Service GmbH, Darmstadt
164.	T-Online Travel GmbH, Darmstadt
165.	T-Online Venture Fund GmbH & Co. KG, Bonn
166.	T-Systems Argentina S.A., Buenos Aires
167.	T-Systems Austria GesmbH, Vienna
168.	T-Systems Belgium NV, Groot-Bijgaarden
169.	T-Systems Business Services GmbH, Bonn
170.	T-Systems Canada, Inc., Toronto
171.	T-Systems Czech Republic a.s., Prague
172.	T-Systems DDM GmbH, Weingarten
173.	T-Systems Eltec Seguridad, S.A., Barcelona
174.	T-Systems Enterprise Services GmbH, Frankfurt am Main
175.	T-Systems France SAS, Lyon
176.	T-Systems GEI GmbH, Aachen
177.	T-Systems ITC Iberia, S.A., Barcelona
178.	T-Systems Individual Desktop Solutions GmbH, Frankfurt am Main
179.	T-Systems Italia S.p.A., Vicenza
180.	T-Systems Japan K.K., Tokyo
181.	T-Systems Limited, London
182.	T-Systems Malaysia Sdn. Bhd., Kuala Lumpur
183.	T-Systems Mexico, S.A. de C.V., Puebla
184.	T-Systems Multimedia Solutions GmbH, Dresden
185.	T-Systems Nederland B.V., Vianen (Utrecht)
186.	T-Systems Nordic IT Services A/S, Farum
187.	T-Systems Nordic TC Services A/S, Farum
188.	T-Systems North America, Inc., Wilmington, DW
189.	T-Systems Polska Sp. z o.o., Breslau
190.	T-Systems Regional Services and Solutions GmbH, Frankfurt am Main
191.	T-Systems SFH GmbH, Düsseldorf
192.	T-Systems Schweiz AG, Münchenbuchsee
193.	T-Systems Singapore Pte. Ltd., Singapore
194.	T-Systems Slovakia s.r.o., Kosice
195.	T-Systems Solutions (Proprietary) Limited, Midrand
196.	T-Systems Solutions for Research GmbH, Weßling
197.	T-Systems South Africa (Proprietary) Limited, Midrand
198.	T-Systems South Africa Holdings (Proprietary) Limited, Midrand
199.	T-Systems Spring Italia S.r.l., Rome
200.	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo
201.	T-Systems Traffic GmbH, Bonn
202.	T-Systems Vicos GmbH, Berlin
203.	T-Systems do Brasil Ltda., Sao Paulo
204.	T-Systems on site services GmbH, Berlin
205.	T-Venture Holding GmbH, Bonn
206.	TMO CA/NV Holdings, LLC, Bellevue
207.	TMO CA/NV, LLC, Bellevue
208.	Tele-Data Távközlési Adatfeldolgozó és Hirdetésszervezö Kft., Budaõrs
209.	Telekom Sec., s.r.o., Bratislava
210.	Telekom Shop Vertriebsgesellschaft mbH, Bonn
211.	Telemacedónia A.D., Skopje
212.	Triton PCS Finance Co, Inc., Bellevue
213.	Triton PCS Holdings Company, LLC, Bellevue
214.	Tulip B.V., Den Haag
215.	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn
216.	Viabridge Telecommunications Holding Limited, Valletta
217.	Vidanet ZRt., Budapest
218.	Vivento Customer Services GmbH, Bonn
219.	Vivento Technical Services GmbH, Bonn
220.	VoiceStream PCS I Iowa Corporation, Bellevue
221.	VoiceStream Pittsburgh General Partner, Inc., Bellevue
222.	VoiceStream Pittsburgh, L.P, Bellevue
223.	Zoznam Mobile, s.r.o., Bratislava
224.	Zoznam, s.r.o., Bratislava
225.	Zweite DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Heusenstamm
226.	[origo ] Média és Kommunikációs Zrt, Budapest
227.	congstar GmbH, Cologne
228.	d-Core NETWORK IBERIA, S.L., Tarragona
229.	operational services GmbH & Co. KG, Frankfurt am Main

2. Not included affiliated companies according to HGB
1.	3.T-Venture Beteiligungsgesellschaft mbH (3. TVB), Bonn
2.	ActiveBilling Beteiligungs-GmbH, Bonn
3.	Aesop Telekommunikationsdienste GmbH, Bonn
4.	Atrada Trading Network Limited, Manchester
5.	AutoScout24 Scandinavia A.B., Stockholm
6.	AutoScout24 d.o.o., Zagreb
7.	CSI Cabin Systems Information Technologies GmbH i. L., Hamburg
8.	Cato Telekommunikationsdienste GmbH, Bonn
9.	Cicero Telekommunikationsdienste GmbH, Bonn
10.	Compendo GmbH, Nuremberg
11.	DDG Gesellschaft für Verkehrsdaten mbH, Bonn
12.	Dataware Szolgáltató Kft., Budapest
13.	DeTeAsia Holding GmbH, Bonn
14.	Detecon Consulting Austria GmbH, Vienna
15.	Detecon Consulting España S.A., Madrid
16.	Detecon Vezetési Tanácsadó Kft., Budapest
17.	Deutsche TELEKOM Asia Pte Ltd, Singapore
18.	Deutsche TELEKOM Ltd., London
19.	Deutsche Telekom España, S.L. i.L., Madrid
20.	Deutsche Telekom Holding B.V., Amsterdam
21.	Deutsche Telekom K.K., Tokyo
22.	Deutsche Telekom North America Inc., Wilmington, DW
23.	Deutsche Telekom, Inc., New York, NY
24.	Eta Telekommunikationsdienste GmbH, Bonn
25.	Eutelis Consult GmbH, Ratingen
26.	Fal Dete Telecommunications S.A.L., Furn El Chebbak
27.	GEMAPPS Gesellschaft für mobile Lösungen mbH , Hamburg
28.	Global TIMES Ventures Administration GmbH (GTV), Bonn
29.	Global TIMES Ventures GmbH&Co. KG, Bonn
30.	Horaz Telekommunikationsdienste GmbH, Bonn
31.	ImmoCom Verwaltungs GmbH, Heusenstamm
32.	Immobilien Scout Deutschland GmbH, Berlin
33.	Kabelsko distributivni sustav d.o.o., Cakovec
34.	Kappa Telekommunikationsdienste GmbH, Bonn
35.	Lambda Telekommunikationsdienste GmbH, Bonn
36.	MAGYARCOM SZOLGÁLTATÓ KOMMUNIKÁCIÓS Kft., Budapest
37.	Norma Telekommunikationsdienste GmbH, Bonn
38.	Omega Telekommunikationsdienste GmbH, Bonn
39.	Omikron Telekommunikationsdienste GmbH, Bonn
40.	PASM Power and Air Condition Solution Management Beteiligungs GmbH, Bonn
41.	RIC Kutatási Kft., Budapest
42.	Residenzpost GmbH & Co. Liegenschafts KG, Heusenstamm
43.	SCOUT Business Services GmbH, Munich
44.	Sallust Telekommunikationsdienste GmbH, Bonn
45.	Satellic Traffic Management GmbH, Berlin
46.	Scout24 S.L., Madrid
47.	Scout24 Verwaltungs- und Beteiligungsgesellschaft mbH, Munich
48.	Seven`s GbR Düsseldorf, Düsseldorf
49.	Sigma Telekommunikationsdienste GmbH, Bonn
50.	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul
51.	T-Com Venture Fund GmbH & Co. KG, Bonn
52.	T-Corporate Venture Fund GmbH & Co. KG, Bonn
52.	T-Corporate Venture Fund GmbH & Co. KG, Bonn
53.	T-Mobile Global Holding Nr. 3 GmbH, Bonn
54.	T-Mobile Global Holding Nr. 4 GmbH, Bonn
55.	T-Mobile Global Holding Nr. 5 GmbH, Bonn
56.	T-Mobile Newco 3 GmbH, Bonn
57.	T-Mobile Newco 4 GmbH, Bonn
58.	T-Mobile Service GmbH, Vienna
59.	T-Mobile Venture Fund GmbH&Co. KG, Bonn
60.	T-Mobile Venture Fund II GmbH & Co. KG, Bonn
61.	T-Online Beteiligungs GmbH, Darmstadt
62.	T-Online Verwaltungs GmbH, Darmstadt
63.	T-Online.ch AG i.L., Zurich
64.	T-Systems Beteiligungsverwaltungsgesellschaft mbH, Frankfurt am Main
65.	T-Systems CIS, Moscow
66.	T-Systems China Limited, Hongkong
67.	T-Systems IT Delta GmbH, Bonn
68.	T-Systems IT Epsilon GmbH, Bonn
69.	T-Systems IT Eta GmbH, Bonn
70.	T-Systems IT Gamma GmbH, Bonn
71.	T-Systems IT Theta GmbH, Bonn
72.	T-Systems IT Zeta GmbH, Bonn
73.	T-Systems ITS Austria GmbH, Vienna
74.	T-Systems Information and Communication Technology E.P.E., Athens
75.	T-Systems Luxembourg S.A., Luxembourg
76.	T-Systems P.R. China Ltd., Peking
77.	T-Systems TMT Limited, Milton Keynes
78.	T-Systems Venture Fund GmbH & Co. KG, Bonn
79.	T-Systems d.o.o., Belgrad
80.	T-Systems d.o.o., Sarajevo
81.	T-Systems, informacijski sistemi, d.o.o., Ljubljana
82.	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn
83.	T-Venture of America, Inc., Foster City
84.	TAMBURO Telekommunikationsdienste GmbH, Heusenstamm
85.	TOB T-Systems Ukraine, Kiev
86.	Theta Telekommunikationsdienste GmbH, Bonn
87.	Tibull Telekommunikationsdienste GmbH, Bonn
88.	Transparent Goods GmbH, Cologne
89.	Traviata Telekommunikationsdienste GmbH, Bonn
90.	XL AG, Munich
91.	ZODIAC Telekommunikationsdienste GmbH, Bonn
92.	operational services Beteiligungs-GmbH, Frankfurt am Main

3.a Included associated companies ('at equity' balanced) - Joint venture
1.	Hrvatske telekomunikacije d.o.o. Mostar, Mostar
2.	Mobile Broadband Network Limited, Borehamwood
3.	Mobile TV Sp. z. o. o. , Warsaw
4.	Toll Collect GbR, Berlin
5.	Toll Collect GmbH, Berlin

3.b Included associated companies ('at equity' balanced) - Associated companies
1.	Axentra Corporation, Ottawa
2.	Budakalász KTV Kft., Budakalàsz
3.	CTDI Nethouse Services GmbH, Malsch (Karlsruhe district)
4.	CoreMedia AG, Hamburg
5.	Cyworld Europe GmbH, Frankfurt am Main
6.	DETECON AL SAUDIA Co. Ltd., Riyadh
7.	Danet GmbH, Weiterstadt
8.	Hellenic Telecommunications Organization S.A. ( OTE ), Athens
9.	Hrvatska posta d.o.o. , Mostar
10.	Hunsat Magyar Urtávközlés ZRt., Budapest
11.	IKO-Telekom Média Holding Zártkörú Részvénytársaság, Budapest
12.	Iowa Wireless Services LLC, Bellevue
13.	NETREKÉSZ Nonprofit Közhasznú Kft, Budapest
14.	SEARCHTEQ GmbH, Frankfurt am Main

4.a Other investments - not included joint venture
1.	DT-FT Italian Holding GmbH i.L., Bonn
2.	Electrocycling Anlagen GmbH, Goslar
3.	European Center for Information and Communications Technologies - EICT GmbH, Berlin
4.	Vivento Interim Services GmbH, Frankfurt am Main

4.b Other investments - not included associated companies
1.	Atypisch stille Beteiligung am Deutschen Adreßbuchverlag für Wirtschaft und Verkehr GmbH, Hamburg
2.	Callahan Nordrhein-Westfalen GmbH, Cologne
3.	Cittadino GmbH, Düsseldorf
4.	Das Telefonbuch Servicegesellschaft mbH, Frankfurt am Main
5.	Das Örtliche Service- und Marketinggesellschaft mbH, Essen
6.	Deutscher Adreßbuchverlag für Wirtschaft und Verkehr GmbH (DAV), Hamburg
7.	Electrocycling GmbH, Goslar
8.	Gelbe Seiten Marketing Gesellschaft mbH, Hamburg
9.	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart
10.	HiProCall, Inc., Wilmington, DE
11.	Logalty Servicios de Tercero de Confianza, S.L. , Madrid
12.	MindMatics AG, Munich
13.	PrimaCom Osnabrück Beteiligungs-GmbH, Osnabrück
14.	Sones GmbH, Erfurt
15.	Swoodoo GmbH, Munich
16.	T-Systems Telecomunicaciones de Mexico, S.A. de C.V., Puebla
17.	TVG Telefon- und Verzeichnisverlag GmbH & Co. KG, Frankfurt/Main
18.	Tele-Auskunft Online GmbH, Frankfurt am Main
19.	TeleOp Gesellschaft mit beschränkter Haftung, Oberpfaffenhofen
20.	Telesens KSCL AG i.L., Cologne
21.	e-fellows.net GmbH & Co. KG, Munich
22.	e-fellows.net Verwaltungs-GmbH, Munich
23.	iesy Holdings GmbH, Bad Homburg v.d. Höhe
24.	mediapeers GmbH, Berlin
25.	myON-ID Media GmbH, Cologne

4.c Other investments - the rest investments (> 5% investments, large capital companies)
1.	W2001 Blue GmbH & Co. KG, Eschborn
2.	W2001 Blue Potsdam GmbH & Co. KG, Eschborn
3.	Wireless Alliance, LLC, Bellevue